Aquadex Acquisition (FY) (Tables)	12 Months Ended
Dec. 31, 2017
Aquadex Acquisition [Abstract]
Purchase Consideration for Business
Purchase Consideration: Total purchase consideration for the Aquadex Business was as follows:
(in thousands)
Cash consideration	$4,000
Common stock consideration	950
Fair value of contingent consideration	126
Total purchase consideration	$5,076

Amount Recognized for Assets Acquired
Capital lease asset	$307
Intangible assets	4,580
Total identifiable assets acquired	4,887
Goodwill	189
Total purchase consideration	$5,076

Summary of Pro Forma Information
The following unaudited pro forma combined financial information summarizes the results of operations for the periods indicated as if the acquisition of Aquadex had been completed on of January 1, 2016. Pro forma information reflects adjustments that are expected to have a continuing impact on our results of operations and are directly attributable to the acquisition. The unaudited pro forma results include adjustments to reflect, among other things, direct transaction costs relating to the acquisition, the difference in intangible asset amortization to be incurred based on the preliminary values of each identifiable intangible asset, and the difference in depreciation expense to be incurred based on preliminary value of the capital lease asset. The pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition had occurred as of January 1, 2016 or that may be obtained in the future, and do not reflect future synergies, integration costs, or other such costs or savings.
Twelve months ended December 31, 2016 (in thousands, except share amounts)
Pro forma net sales	$3,160
Pro forma net loss from operations	(15,340)
Pro forma basic and diluted net loss per share	$(7,669.78)